                                                                    EXHIBIT 99.2

Table 1:    PG&E Corporation Business Priorities 2006-2010

1.    Advance business transformation

2.    Provide attractive shareholder returns

3.    Increase investment in utility infrastructure

4.    Implement an effective energy procurement plan

5.    Improve reputation through more effective communications

6.    Evaluate the evolving industry and related investment opportunities

Table 2:    Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles (GAAP)
Third Quarter and Year-to-Date, 2006 vs. 2005
(in millions, except per share amounts)

	Three months ended September 30,				Nine months ended September 30,
	Earnings		Earnings per Common Share Diluted		Earnings (Loss)		Earnings (Loss) per Common Share Diluted

	2006	2005	2006	2005	2006	2005	2006	2005

PG&E Corporation Earnings from Operations (1)	$310	$239	$0.86	$0.62	$752	$727	$2.09	$1.87
Items Impacting Comparability (2)
Scheduling Coordinator Cost Recovery (3)	55	-	0.15	-	77	-	0.21	-
Environmental Remediation Liability (4)	-	-	-	-	(18)	-	(0.05)	-
Recovery of Interest on PX Liability (5)	28	-	0.08	-	28	-	0.08	-
Energy Crisis/Chapter 11 Interest Costs (6)	-	-	-	-	-	(3)	-	(0.01)
Total	83	-	0.23	-	87	(3)	0.24	(0.01)
Discontinued Operations - NEGT (7)	-	13	-	0.03	-	13	-	0.03
PG&E Corporation Earnings on a GAAP basis	$393	$252	$1.09	$0.65	$839	$737	$2.33	$1.89

1.     Earnings from operations exclude items impacting comparability.

2.     Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.

3.     Items impacting comparability for the three and nine months ended September 30, 2006 reflect the recovery of approximately $55 million ($0.15 per common share) and $77 million ($0.21 per common share), after-tax, respectively, of Scheduling Coordinator, or SC, costs, incurred from April 1998 through September 2006, which were determined by the Federal Energy Regulatory Commission, or FERC, to be recoverable through the transmission revenue balancing account, or TRBA.

4.     Items impacting comparability for the nine months ended September 30, 2006 reflect an increase of approximately $18 million ($0.05 per common share), after-tax, in the estimated cost of environmental remediation associated with the Utility’s gas compressor station located near Hinkley, California, as a result of changes in the California Regional Water Quality Control Board’s imposed remediation levels.

5.     Items impacting comparability for the three and nine months ended September 30, 2006 reflect the recovery of approximately $28 million ($0.08 per common share), after-tax, of previously recorded net interest expense on the Power Exchange Corporation, or PX, liability from April 12, 2004 to February 10, 2005, in the Energy Recovery Bond Balancing Account as a result of completion of the verification audit by the California Public Utilities Commission, or CPUC, in the Utility's 2005 annual electric true-up proceeding.

6.     Items impacting comparability for the nine months ended September 30, 2005 include the net effect of incremental interest costs of approximately $3 million ($0.01 per common share), after-tax, incurred by the Utility through February 10, 2005 related to generator disputed claims in the Utility's Chapter 11 proceeding, which were not considered recoverable.

7.     During the third quarter of 2005, PG&E Corporation received additional information from NEGT regarding income to be included in PG&E Corporation's 2004 federal income tax return. This information was incorporated in the 2004 tax return, which was filed with the IRS in September 2005. As a result, the 2004 federal income tax liability was reduced by approximately $19 million. In addition, NEGT provided additional information with respect to amounts previously included in PG&E Corporation's 2003 federal income tax return. This change resulted in PG&E Corporation's 2003 federal income tax liability increasing by approximately $6 million. These two adjustments, netting to $13 million, were recognized in income from discontinued operations in the third quarter of 2005.

Table 3:    Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP
Third Quarter and Year-to-Date, 2006 vs. 2005
(in millions)

	Three months ended September 30,		Nine months ended September 30,
	Earnings		Earnings (Loss)
	2006	2005	2006	2005

Pacific Gas and Electric Company Earnings from Operations (1)	$292	$244	$729	$738
Items Impacting Comparability (2)
Scheduling Coordinator Cost Recovery (3)	55	-	77	-
Environmental Remediation Liability (4)	-	-	(18)	-
Recovery of Interest on PX Liability (5)	28	-	28	-
Energy Crisis/Chapter 11 Interest Costs (6)	-	-	-	(3)
Total	83	-	87	(3)
Pacific Gas and Electric Company Earnings on a GAAP basis	$375	$244	$816	$735

1.     Earnings from operations exclude items impacting comparability.

2.     Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.

3.     Items impacting comparability for the three and nine months ended September 30, 2006 reflect the recovery of approximately $55 million and $77 million, after-tax, respectively, of SC costs incurred from April 1998 through September 2006, which were determined by FERC to be recoverable through the TRBA.

4.     Items impacting comparability for the nine months ended September 30, 2006 reflect an increase of approximately $18 million, after-tax, in the estimated cost of environmental remediation associated with the Utility’s gas compressor station located near Hinkley, California, as a result of changes in the California Regional Water Quality Control Board’s imposed remediation levels.

5.     Items impacting comparability for the three and nine months ended September 30, 2006 reflect the recovery of approximately $28 million, after-tax, of previously recorded net interest expense on the PX liability from April 12, 2004 to February 10, 2005, in the Energy Recovery Bond Balancing Account as a result of completion of the verification audit by the CPUC in the Utility's 2005 annual electric true-up proceeding.

6.     Items impacting comparability for the nine months ended September 30, 2005 include the net effect of incremental interest costs of approximately $3 million, after-tax, incurred by the Utility through February 10, 2005 related to generator disputed claims in the Utility’s Chapter 11 proceeding, which were not considered recoverable.

Table 4: PG&E Corporation Earnings per Common Share from Operations
Third Quarter 2006 vs. Third Quarter 2005
($/Share, Diluted)

Q3 2005 EPS from Operations (1)	$0.62
Share variance	0.05
Effect of increase in authorized return on equity	0.01
Electric transmission revenue	0.01
Gas transmission revenue	0.02
LTD Plan savings	0.02
Recovery of energy supplier litigation costs	0.03
Tax benefit for capital loss utilization	0.05
Reduction in litigation settlements (2)	0.02
Refund of overcollection (2)	0.03
Miscellaneous items	0.04

ERB Series 2 equity carrying cost credit	(0.04)
Q3 2006 EPS from Operations (1)	$0.86

Year-to-Date 2006 vs. Year-to-Date 2005
($/Share, Diluted)

Q3 2005 YTD EPS from Operations (1)	$1.87
Share variance	0.15
Effect of increase in authorized return on equity	0.02
Electric transmission revenue	0.01
Gas transmission revenue	0.05
LTD Plan savings	0.02
Recovery of energy supplier litigation costs	0.03
Tax benefit for capital loss utilization	0.05
Environmental remediation (2)	0.04
Reduction in litigation settlements (2)	0.02
Refund of overcollection (2)	0.03
Miscellaneous items	0.03

ERB Series 2 equity carrying cost credit	(0.12)
Diablo Canyon refueling outage timing	(0.07)
Elimination of earnings on the settlement regulatory asset (Q1 of 2005)	(0.04)
Q3 2006 YTD EPS from Operations (1)	$2.09

1.    See Tables 2 and 3 for a reconciliation of earnings per common share, or EPS, from operations to EPS on a GAAP basis.
2.    Incurred in 2005 with no similar cost in 2006.

Table 5: PG&E Corporation Common Share Statistics
Third Quarter 2006 vs. Third Quarter 2005
(shares in millions, except per share amounts)

	Third Quarter 2006	Third Quarter 2005	% Change

Book Value per share - end of period (1)	$21.15	$20.95	0.95%

Weighted average common shares outstanding, basic	347	372	(6.72)%
Employee stock-based compensation and accelerated share repurchase program	2	4	(50.00)%
Weighted average common shares outstanding, diluted	349	376	(7.18)%
9.5% Convertible Subordinated Notes
(participating securities)	19	19	-
Weighted average common shares outstanding and participating securities, diluted	368	395	(6.84)%

1.    Common shareholders’ equity per common share outstanding at period end.

Source:    PG&E Corporation’s Condensed Consolidated Financial Statements and the Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 6: Operational Performance Metrics
Third Quarter Actual 2006 vs. Targets 2006

		2005	2006
		EOY Actual	YTD Actual	YTD Target	EOY Target
1.	Overall customer satisfaction (1) (composite of J.D. Power residential & business customer surveys)	94.0	98.8	93.0	94.0
2.	Timely bills (% of bills issued within 35 days)	99.38%	99.50%	99.55%	99.51%
3.	Estimated Time of Outage Restoration accuracy (% accurate)	47%	66%	50%	50%
4.	System Average Interruption Duration Index (yearly minutes of interruptions per customer)	178.7	166.3	110.0	166.0
5.	System Average Interruption Frequency Index (yearly number of interruptions per customer)	1.34	1.14	0.91	1.31
6.	Energy Availability (2) (composite of owned generation & procured energy availability)	N/A	2.0	1.5	1.5
7.	Telephone service level (% of calls answered within 20 seconds)	75%	80%	74%	76%
8.	Total expense per customer ($ cost of operations per customer)	$278	$205	$216	$283
9.	Diablo Canyon performance index (3) (composite of plant performance metrics)	94.7	98.1	94.6	94.0
10.	Employee Premier Survey index (4) (average survey index score from employee satisfaction Premier survey)	64%	N/A	N/A	68%
11.	Lost workday case rate (frequency of lost workday cases per 100 employees)	1.04	0.777	0.779	0.878

1.    2006 targets have been adjusted to reflect changes in industry average results for this year’s J.D. Power residential and business customer surveys.
2.    Metric is first applicable in 2006.
3.    2005 results have been restated to maintain consistency with the actual and target values based on the recently revised industry calculation methodology.
4.    This metric is based on a survey conducted once per calendar year, generally in the fall.

The reconciliation of non-GAAP cost of operations to operating and maintenance expense for the year-to-date period is shown below:

(in millions, except cost per customer)	2005 EOY Actual	2006 9/30 Actual	2006 9/30 Target	2006 EOY Target
GAAP Operating and Maintenance Expense	$3,399	$2,637	$2,655	$3,552
Public Purpose and Other Balancing Account Programs	(360)	(312)	(390)	(568)
Property Taxes	(172)	(138)	(140)	(184)
Franchise Fees & Uncollectible Expense	(123)	(109)	(127)	(171)
Chromium Litigation	(154)	-	-	-
Other	(50)	(182)	-	-

Cost of Operations	$2,540	$1896	$1,998	$2,629
Cost of Operations/9.24M Customer Accounts	$278	$205	$216	$283

DEFINITIONS OF 2006 OPERATIONAL PERFORMANCE METRICS FROM TABLE 6:

1.	Overall customer satisfaction:

PG&E measures residential and business customer satisfaction with annual industry-wide surveys conducted by J.D. Power and Associates, as well as with proprietary studies using the same survey in intervening quarters. The overall customer satisfaction metric represents the year-to-date average of the residential and business overall customer satisfaction scores from both the J.D. Powers-administered and proprietary surveys. The metric is calculated by first averaging the available residential and business satisfaction scores (each with 50% weighting) in each quarter and then averaging all available quarterly composite scores for the final year-to-date metric value.

2.	Timely bills:

Measures the percentage of bills that have been issued on a timely basis to customers (i.e., within 35 days of the last scheduled meter read).

3.	Estimated Time of Outage Restoration accuracy (ETOR):

The percentage of outage occurrences, weighted by customers affected, where the majority of customers have been given accurate outage duration information in the early stages of an outage. If the actual time of outage restoration does not occur within the two-hour window given to customers, the measure is considered “missed” for the customers affected by that outage.

4.	System Average Interruption Duration Index (SAIDI):

SAIDI is an indicator of system reliability that measures the average outage time (in minutes) that a customer experiences in a year (Sum of Customer interruption durations / Total number of customers served).

5.	System Average Interruption Frequency Index (SAIFI):

SAIFI is an indicator of system reliability that measures the average number of interruptions that a customer experiences in a year (Total number of customer interruptions / Total number of customers served).

6.	Energy availability:

Comprised of two, equally-weighted principal components, a generation availability (GA) component and an energy procurement (EP) component, expressed on a scale of zero to two (with two representing the greatest energy availability). The GA component is the annual average percentage of PG&E's total hydroelectric, fossil (excluding Hunters Point) and nuclear generation capacity that is physically capable of producing power. The GA component captures losses of capacity attributed to equipment failures or planned maintenance, including transmission-related events which constrain generation output. The 0.5 to 2 scale for the Generation Availability metric spans between 83.57% and 89.57% availability. The EP component measures whether sufficient resources are in place to meet load requirements and to maximize the availability of ancillary services to the CAISO, in order for the CAISO to maintain system reliability and to minimize the frequency of CAISO stage alerts in PG&E's service area. The combined energy availability score could be impacted by either the energy availability metric which measures the amount of ISO Stage 2 and 3 alerts or the Generation Availability metric.

7.	Telephone service level:

Measures the percentage of customer calls that have been either (1) completed by automated voice response systems for self-service, or (2) answered in 20 seconds or less by customer service representatives.

8.	Total expense per customer:

Measures the average annual cost of operations per customer and includes all budget expense items, including business unit and corporate service department expenses, casualty, benefits, severance, and insurance. This metric excludes capital-related costs such as depreciation and interest, and the commodity costs of gas and electricity. The denominator is defined as the average number of active gas and electric customer accounts for the year. This metric is an indicator of overall efficiency and productivity in delivering energy to PG&E customers.

9.	Diablo Canyon composite performance index:

Performance index is intended to provide a quantitative indication of plant performance in the areas of nuclear plant safety, reliability, and plant efficiency.

10.	Employee Premier Survey index:

Provides a comprehensive indicator of employee satisfaction that is derived averaging the percentage of favorable responses from all 40 core survey items within the Premier Survey.

11.	Lost workday case rate:

Measures the number of non-fatal injury and illness cases that (1) satisfy OSHA requirements for recordability, (2) occur in the current year, and (3) result in at least one day away from work. The rate measures how frequently new lost workday cases occur for every 200,000 hours worked, or for approximately every 100 employees.

Table 7: Pacific Gas and Electric Company Operating Statistics
Third Quarter and Year-to-Date, 2006 vs. 2005

	Three Months Ended September 30,		Nine Months Ended September 30,

	2006	2005	2006	2005
Electric Sales (in millions kWh)
Residential	8,929	8,631	23,770	22,706
Commercial	9,276	8,941	25,211	24,234
Industrial	4,025	3,999	11,407	11,166
Agricultural	1,559	1,523	2,875	2,843
BART, public street and highway lighting	204	205	609	596
Other electric utilities	8	7	14	27
Sales from Energy Deliveries	24,001	23,306	63,886	61,572

Total Electric Customers at September 30 (1)			5,054,722	4,991,797

Bundled Gas Sales (in millions MCF)
Residential	24	26	147	149
Commercial	12	14	55	58
Industrial	-	-	-	-
Total Bundled Gas Sales	36	40	202	207
Transportation Only	185	186	405	420
Total Gas Sales	221	226	607	627

Total Gas Customers at September 30 (1)			4,214,606	4,155,203

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	5,018	4,714	13,622	14,141
Hydro (net)	2,964	3,152	10,924	9,792
Fossil	107	267	514	833
Total Utility Generation	8,089	8,133	25,060	24,766
Purchased Power
Qualifying Facilities	4,543	4,566	12,254	13,505
Irrigation Districts	1,092	1,103	4,544	3,105
Other Purchased Power	1,036	477	1,892	888
Spot Market Purchases/Sales, net	3,605	2,120	4,767	909
Total Purchased Power	10,276	8,266	23,457	18,407
Delivery from DWR	5,357	5,696	14,414	15,265

Delivery to Direct Access Customers	1,981	2,375	5,862	6,701

Other (includes energy loss)	(1,702)	(1,164)	(4,907)	(3,567)

Total Electric Energy Delivered	24,001	23,306	63,886	61,572

Diablo Canyon Performance
Overall capacity factor (including refuelings)	103%	98%	95%	99%
Refueling outage period	None	None	4/17/06-5/25/06	None
Refueling outage duration during the period (days)	None	None	38.8	None

1.    Customers reported as number of active service contracts, net of interdepartmental service agreements, at September 30, 2006. Amounts for 2005 have been revised to conform to the 2006 presentation.

Table 8: PG&E Corporation Earnings per Common Share (EPS) Guidance

2006 EPS Guidance

	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.45	$2.55

Estimated Items Impacting Comparability
Scheduling Coordinator Cost Recovery	$0.21	$0.21
Environmental Remediation Liability	(0.05)	(0.05)
Recovery of Interest on PX Liability	0.08	0.08

EPS Guidance on a GAAP Basis	$2.69	$2.79

2007 EPS Guidance

	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.65	$2.75

Estimated Items Impacting Comparability	$0.00	$0.00

EPS Guidance on a GAAP Basis	$2.65	$2.75

Management's statements regarding 2006 and 2007 guidance for earnings from operations per common share for PG&E Corporation, estimated rate base for 2006 and 2007, and general sensitivities for 2006 and 2007 earnings, constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns its authorized rate of return. These statements and assumptions are necessarily subject to various risks and uncertainties the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
·	Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility’s ability to earn its authorized rate of return;
·	How the Utility manages its responsibility to procure electric capacity and energy for its customers;
·	The adequacy and price of natural gas supplies, the ability of the Utility to manage and respond to the volatility of the natural gas market for its customer;
·
The operation of the Utility’s Diablo Canyon nuclear power plant, which could cause the Utility to incur potentially significant environmental costs and capital expenditures, and the extent to which the Utility is able to timely increase its spent nuclear fuel storage capacity at Diablo Canyon;

·
Whether the Utility is able to recognize the anticipated cost benefits and savings expected to result from its efforts to improve customer service through implementation of specific initiatives to streamline business processes and deploy new technology;

·	The outcome of proceedings pending at the FERC and the CPUC, including the Utility’s 2007 General Rate Case and the Utility’s application for approval of new long-term generation resource commitments;
·
How the CPUC administers the capital structure, stand-alone dividend, and first priority conditions of the CPUC’s decisions permitting the establishment of holding companies for the California investor-owned electric utilities, and the outcome of the CPUC's new rulemaking proceeding concerning the relationship between the California investor-owned energy utilities and their holding companies and non-regulated affiliates;

·	The impact of the recently adopted Energy Policy Act of 2005 and future legislative or regulatory actions or policies affecting the energy industry;
·
Whether the Utility is determined to be in compliance with all applicable rules, regulations, tariffs and orders relating to electricity and natural gas operations, including those related to the procurement of renewable energy, resource adequacy, greenhouse gas emissions, electric reliability standards, and billing and collection practices, and the extent to which a finding of non-compliance could result in customers refunds, penalties or other non-recoverable expenses;

·	Increased municipalization and other forms of bypass in the Utility’s service territory; and
·	Other factors discussed in PG&E Corporation’s SEC reports.

Table 9: Rate Base - Pacific Gas and Electric Company

	2005	2006	2007
	Recorded	Estimated	Estimated
Total Weighted Average Rate Base (in billions)	$15.1	$15.9	$17.3

The estimate of rate base for 2006 and 2007 and the forecast of capital expenditures that the estimate is based on are forward-looking statements that are subject to various risks and uncertainties, including whether the forecasted expenditures will be made or will be made within the time periods assumed. Actual results may differ materially. For a discussion of the factors that may affect future results, see the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 10: General Earnings Sensitivities for 2006 and 2007
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated Earnings Impact for 2006	Estimated Earnings Impact for 2007

Rate base	+/- $100 million change in rate base (1)	+/- $6 million	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in earned ROE	+/- $8 million	+/- $9 million

Share count	+/- 1% change in average shares	-/+ $0.03 per share	-/+ $0.03 per share

Revenues	+/- $7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share	+/- $0.01 per share

1.    Assumes earning 11.35% on equity portion (52%).

These general earnings sensitivities that may affect 2006 and 2007 earnings are forward looking statements that are based on various assumptions that may prove to be inaccurate. Actual results may differ materially. For a discussion of the factors that may affect future results, see the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2006
PG&E Corporation Consolidated
(in millions)

Cash and Cash Equivalents, January 1, 2006	$713

Sources of Cash
Cash from operations	$2,240
Decrease in restricted cash	58
Net proceeds from sale of assets	11
Net borrowings under credit facilities	21
Common stock issued	108
$2,438

Uses of Cash
Capital expenditures	$1,729
Proceeds from and investments in nuclear decommissioning trust, net	98
Rate reduction bonds matured	214
Energy recovery bonds matured	224
Common stock repurchased	114
Common stock dividends paid	342
Other	8
$2,729

Cash and Cash Equivalents, September 30, 2006	$422

Source: PG&E Corporation’s Condensed Consolidated Statements of Cash Flows included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 12: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Cash Position
Third Quarter 2006 vs. Third Quarter 2005
(in millions)

	2006	2005	Change

Cash Flows from Operating Activities (YTD September 30)
PG&E Corporation	$129	$(10)	$139
Pacific Gas and Electric Company	2,111	2,127	(16)
	$2,240	$2,117	$123

Consolidated Cash Balance (at September 30)
PG&E Corporation	$354	$377	$(23)
Pacific Gas and Electric Company	68	856	(788)
	$422	$1,233	$(811)

Consolidated Restricted Cash Balance (at September 30)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company(1)	1,488	1,527	(39)
	$1,488	$1,527	$(39)

1.    Includes $43 million of restricted cash classified as Other Noncurrent Assets.

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and Form 10-Q for the quarter ended September 30, 2005.

Table 13: PG&E Corporation’s and Pacific Gas and Electric Company’s Long-Term Debt
Third Quarter 2006 vs. Year End 2005
(in millions)

	Balance At
	September 30, 2006	December 31, 2005

PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Less: current portion (1)	(280)	-
	-	280

Utility
Senior notes
3.60% to 6.05% bonds, due 2009-2034	5,100	5,100
Unamortized discount, net of premium	(17)	(17)
Total senior notes	5,083	5,083

Pollution control bond loan agreements, variable rates(2), due 2026(3)	614	614
Pollution control bond loan agreement, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 3.50%, due 2023(4)	345	345
Pollution control bond loan agreements, variable rates(5), due 2016-2026	454	454
Other	1	2
Less: current portion	(1)	(2)
Long-term debt, net of current portion	6,696	6,696
Total consolidated long-term debt, net of current portion	$6,696	$6,976

1.    The holders of Convertible Subordinated Notes have a one-time right to require PG&E Corporation to repurchase the Convertible Subordinated Notes on June 30, 2007, at a purchase price equal to the principal amount plus accrued and unpaid interest (including liquidated damages and unpaid “pass-through dividends,” if any).

2.    At September 30, 2006, interest rates on these loans ranged from 3.70% to 3.85%.

3.    These bonds are supported by $620 million of letters of credit which expire on April 22, 2010. Although the stated maturity date is 2026, the bonds will remain outstanding only if the Utility extends or replaces the letters of credit.

4.    The $345 million pollution control bonds, due in 2023, are subject to a mandatory tender for purchase on June 1, 2007. Under the loan agreement, unless the Utility remarkets the bonds by June 1, 2007, the bonds will either be returned to the bondholders and bear interest at a daily rate equal to 10% or the Utility has the option to redeem the bonds or purchase the bonds in lieu of redemption.

5.    At September 30, 2006, interest rates on these loans ranged from 3.05% to 3.70%.

Table 14: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt, Rate Reduction Bonds and Energy Recovery Bonds
(in millions, except interest rates)

	2006	2007	2008	2009	2010	Thereafter	Total
Long-term debt (as of September 30, 2006)
PG&E Corporation
Average fixed interest rate	-	9.50%	-	-	-	-	9.50%
Fixed rate obligations	$-	$280(1)	$-	$-	$-	$-	$280
Utility
Average fixed interest rate	-	-	-	3.60%	-	5.42%	5.22%
Fixed rate obligations	$-	$-	$-	$600	$-	$5,028(2)	$5,628
Variable interest rate as of September 30, 2006	-	-	-	-	3.79%	3.41%	3.63%
Variable rate obligations	$-	$-	$-	$-	$614(3)	$454	$1,068
Other	$1	$-	$-	$-	$-	$-	$1

Less: current portion	$(1)	$(280)	$-	$-	$-	$-	$(281)
Total consolidated long term debt, net of current portion	$-	$-	$-	$600	$614	$5,482	$6,696

Rate Reduction Bonds and Energy Recovery Bonds (as of September 30, 2006)
Average fixed interest rate	6.48%	6.48%	-	-	-	-	6.48%
Rate reduction bonds	$76	$290	$-	$-	$-	$-	$366
Average fixed interest rate	4.24%	4.19%	4.19%	4.36%	4.49%	4.63%	4.42%
Energy recovery bonds	$91	$340	$354	$370	$386	$827	$2,368

1.     The holders of Convertible Subordinated Notes have a one-time right to require PG&E Corporation to repurchase the Convertible Subordinated Notes on June 30, 2007, at a purchase price equal to the principal amount plus accrued and unpaid interest (including liquidated damages and unpaid “pass-through dividends,” if any).

2.     Amount includes the $345 million pollution control bonds, due in 2023, which are subject to a mandatory tender for purchase on June 1, 2007. Under the loan agreement, unless the Utility remarkets the bonds by June 1, 2007, the bonds will either be returned to the bondholders and bear interest at a daily rate equal to 10% or the Utility has the option to redeem the bonds or purchase the bonds in lieu of redemption.

3.     The $614 million pollution control bonds, due in 2026, are backed by letters of credit which expire on April 22, 2010. The Utility will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2010.

Table 15: PG&E Corporation
Condensed Consolidated Statements of Income
(in millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Operating Revenues
Electric	$2,470	$2,107	$6,547	$5,546
Natural gas	698	697	2,786	2,424
Total operating revenues	3,168	2,804	9,333	7,970
Operating Expenses
Cost of electricity	884	742	2,195	1,626
Cost of natural gas	298	326	1,539	1,293
Operating and maintenance	795	740	2,639	2,177
Depreciation, amortization and decommissioning	456	481	1,291	1,320
Total operating expenses	2,433	2,289	7,664	6,416
Operating Income	735	515	1,669	1,554
Interest income	40	22	104	60
Interest expense	(152)	(145)	(470)	(438)
Other income (expense), net	(22)	(14)	6	(16)
Income Before Income Taxes	601	378	1,309	1,160
Income tax provision	208	139	470	436
Income From Continuing Operations	393	239	839	724
Discontinued Operations	-	13	-	13
Net Income	$393	$252	$839	$737
Weighted Average Common Shares Outstanding, Basic	347	372	345	376
Earnings Per Common Share From Continuing Operations, Basic	$1.09	$0.63	$2.36	$1.88
Net Earnings Per Common Share, Basic	$1.09	$0.66	$2.36	$1.91
Earnings Per Common Share From Continuing Operations, Diluted	$1.09	$0.62	$2.33	$1.86
Net Earnings Per Common Share, Diluted	$1.09	$0.65	$2.33	$1.89
Dividends Declared Per Common Share	$0.33	$0.30	$0.99	$0.90

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 16: PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions)

	Balance At
	September 30, 2006 (Unaudited)	December 31, 2005
ASSETS
Current Assets
Cash and cash equivalents	$422	$713
Restricted cash	1,445	1,546
Accounts receivable:
Customers (net of allowance for doubtful accounts of $47 million in 2006 and $77 million in 2005)	2,183	2,422
Regulatory balancing accounts	521	727
Inventories:
Gas stored underground and fuel oil	235	231
Materials and supplies	137	133
Income taxes receivable	-	21
Prepaid expenses and other	753	187
Total current assets	5,696	5,980
Property, Plant and Equipment
Electric	24,022	22,482
Gas	9,013	8,794
Construction work in progress	749	738
Other	16	16
Total property, plant and equipment	33,800	32,030
Accumulated depreciation	(12,439)	(12,075)
Net property, plant and equipment	21,361	19,955
Other Noncurrent Assets
Regulatory assets	5,248	5,578
Nuclear decommissioning funds	1,817	1,719
Other	707	842
Total other noncurrent assets	7,772	8,139
TOTAL ASSETS	$34,829	$34,074

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 16 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance At
	September 30, 2006 (Unaudited)	December 31, 2005

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings	$281	$260
Long-term debt, classified as current	281	2
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	343	316
Accounts payable:
Trade creditors	720	980
Disputed claims and customer refunds	1,714	1,733
Regulatory balancing accounts	1,099	840
Other	455	441
Interest payable	481	473
Income taxes payable	192	-
Deferred income taxes	126	181
Other	1,572	1,416
Total current liabilities	7,554	6,932
Noncurrent Liabilities
Long-term debt	6,696	6,976
Rate reduction bonds	76	290
Energy recovery bonds	2,025	2,276
Regulatory liabilities	3,601	3,506
Asset retirement obligations	1,654	1,587
Deferred income taxes	2,980	3,092
Deferred tax credits	107	112
Other	2,124	1,833
Total noncurrent liabilities	19,263	19,672
Commitments and Contingencies
Preferred Stock of Subsidiaries	252	252
Preferred Stock
Preferred stock, no par value, authorized 80,000,000 shares, $100 par value, authorized 5,000,000 shares, none issued	-	-
Common Shareholders’ Equity
Common stock, no par value, authorized 800,000,000 shares, issued 371,976,417 common and 1,375,576 restricted shares in 2006 and 366,868,512 common and 1,399,990 restricted shares in 2005	5,853	5,827
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Unearned compensation	-	(22)
Reinvested earnings	2,633	2,139
Accumulated other comprehensive loss	(8)	(8)
Total common shareholders’ equity	7,760	7,218
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,829	$34,074

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 17: PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)  (Unaudited)

	Nine Months Ended
	September 30,
	2006	2005
Cash Flows From Operating Activities
Net income	$839	$737
Discontinued operations	-	(13)
Net income from continuing operations	839	724
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	1,343	1,295
Deferred income taxes and tax credits, net	(172)	(658)
Other deferred charges and noncurrent liabilities	(37)	(133)
Gain on sale of assets	(15)	-
Net effect of changes in operating assets and liabilities:
Accounts receivable	239	58
Inventories	(8)	(97)
Accounts payable	(175)	(80)
Accrued taxes	212	14
Regulatory balancing accounts, net	404	940
Other current assets	(71)	(203)
Other current liabilities	(325)	145
Other	6	112
Net cash provided by operating activities	2,240	2,117
Cash Flows From Investing Activities
Capital expenditures	(1,729)	(1,318)
Net proceeds from sale of assets	11	19
Decrease in restricted cash	58	453
Proceeds from nuclear decommissioning trust sales	942	2,428
Purchases of nuclear decommissioning trust investments	(1,040)	(2,492)
Other	-	67
Net cash used in investing activities	(1,758)	(843)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility	50	-
Repayments under working capital facility and accounts receivable facility	(310)	(300)
Borrowings under commercial paper facility, net	281	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005	-	451
Proceeds from issuance of energy recovery bonds, net of issuance costs of $14 million in 2005	-	1,874
Long-term debt matured, redeemed or repurchased	(1)	(1,556)
Rate reduction bonds matured	(214)	(214)
Energy recovery bonds matured	(224)	(77)
Preferred stock with mandatory redemption provisions redeemed	-	(122)
Preferred stock without mandatory redemption provisions redeemed	-	(36)
Common stock issued	108	231
Common stock repurchased	(114)	(1,087)
Common stock dividends paid	(342)	(223)
Other	(7)	46

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 17 (continued): PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)

	Nine Months Ended
	September 30,
	2006	2005

Net cash used in financing activities	(773)	(1,013)
Net change in cash and cash equivalents	(291)	261
Cash and cash equivalents at January 1	713	972
Cash and cash equivalents at September 30	$422	$1,233

Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$450	$373
Income taxes paid, net	428	1,051
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$116	$111
Capital lease obligation	408	-

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 18: Pacific Gas and Electric Company
Condensed Consolidated Statements of Income
(in millions)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Operating Revenues
Electric	$2,470	$2,107	$6,547	$5,546
Natural gas	698	697	2,786	2,424
Total operating revenues	3,168	2,804	9,333	7,970
Operating Expenses
Cost of electricity	884	742	2,195	1,626
Cost of natural gas	298	326	1,539	1,293
Operating and maintenance	793	738	2,637	2,179
Depreciation, amortization and decommissioning	456	481	1,290	1,320
Total operating expenses	2,431	2,287	7,661	6,418
Operating Income	737	517	1,672	1,552
Interest income	36	20	94	59
Interest expense	(144)	(138)	(447)	(416)
Other income (expense), net	(15)	(3)	16	9
Income Before Income Taxes	614	396	1,335	1,204
Income tax provision	236	148	509	457
Net Income	378	248	826	747
Preferred stock dividend requirement	3	4	10	12
Income Available for Common Stock	$375	$244	$816	$735

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 19: Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions)

	Balance At
	September 30, 2006 (Unaudited)	December 31, 2005
ASSETS
Current Assets
Cash and cash equivalents	$68	$463
Restricted cash	1,445	1,546
Accounts receivable:
Customers (net of allowance for doubtful accounts of $47 million in 2006 and $77 million in 2005)	2,183	2,422
Related parties	24	3
Regulatory balancing accounts	521	727
Inventories:
Gas stored underground and fuel oil	235	231
Materials and supplies	137	133
Income taxes receivable	-	48
Prepaid expenses and other	753	183
Total current assets	5,366	5,756
Property, Plant and Equipment
Electric	24,022	22,482
Gas	9,013	8,794
Construction work in progress	749	738
Total property, plant and equipment	33,784	32,014
Accumulated depreciation	(12,424)	(12,061)
Net property, plant and equipment	21,360	19,953
Other Noncurrent Assets
Regulatory assets	5,248	5,578
Nuclear decommissioning funds	1,817	1,719
Related parties receivable	-	23
Other	612	754
Total other noncurrent assets	7,677	8,074
TOTAL ASSETS	$34,403	$33,783

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 19 (continued): Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance At
	September 30, 2006 (Unaudited)	December 31, 2005
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings	$281	$260
Long-term debt, classified as current	1	2
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	343	316
Accounts payable:
Trade creditors	720	980
Disputed claims and customer refunds	1,714	1,733
Related parties	38	37
Regulatory balancing accounts	1,099	840
Other	441	423
Interest payable	474	460
Income taxes payable	65	-
Deferred income taxes	96	161
Other	1,419	1,255
Total current liabilities	6,981	6,757
Noncurrent Liabilities
Long-term debt	6,696	6,696
Rate reduction bonds	76	290
Energy recovery bonds	2,025	2,276
Regulatory liabilities	3,601	3,506
Asset retirement obligations	1,654	1,587
Deferred income taxes	3,116	3,218
Deferred tax credits	107	112
Other	1,984	1,691
Total noncurrent liabilities	19,259	19,376
Commitments and Contingencies
Shareholders’ Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 279,624,823 shares	1,398	1,398
Common stock held by subsidiary, at cost, 19,481,213 shares	(475)	(475)
Additional paid-in capital	1,818	1,776
Reinvested earnings	5,173	4,702
Accumulated other comprehensive loss	(9)	(9)
Total shareholders’ equity	8,163	7,650
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,403	$33,783

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 20: Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)
(Unaudited)

	Nine Months Ended
	September 30,
	2006	2005
Cash Flows From Operating Activities
Net income	$826	$747
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	1,342	1,294
Deferred income taxes and tax credits, net	(172)	(638)
Other deferred charges and noncurrent liabilities	(65)	(136)
Gain on sale of assets	(15)	-
Net effect of changes in operating assets and liabilities:
Accounts receivable	239	58
Inventories	(8)	(97)
Accounts payable	(176)	(83)
Accrued taxes	113	77
Regulatory balancing accounts, net	404	940
Other current assets	(71)	(196)
Other current liabilities	(301)	141
Other	(5)	20
Net cash provided by operating activities	2,111	2,127
Cash Flows From Investing Activities
Capital expenditures	(1,729)	(1,318)
Net proceeds from sale of assets	11	19
Decrease in restricted cash	58	453
Proceeds from nuclear decommissioning trust sales	942	2,428
Purchases of nuclear decommissioning trust investments	(1,040)	(2,492)
Other	-	67
Net cash used in investing activities	(1,758)	(843)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility	50	-
Repayments under working capital facility and accounts receivable facility	(310)	(300)
Borrowings under commercial paper facility, net	281	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005	-	451
Proceeds from issuance of energy recovery bonds, net of issuance costs of $14 million in 2005	-	1,874
Long-term debt matured, redeemed or repurchased	(1)	(1,554)
Rate reduction bonds matured	(214)	(214)
Energy recovery bonds matured	(224)	(77)
Common stock dividends paid	(345)	(330)
Preferred stock dividends paid	(10)	(12)
Preferred stock with mandatory redemption provisions redeemed	-	(122)
Preferred stock without mandatory redemption provisions redeemed	-	(36)
Common stock repurchased	-	(960)
Other	25	69
Net cash used in financing activities	(748)	(1,211)
Net change in cash and cash equivalents	(395)	73
Cash and cash equivalents at January 1	463	783
Cash and cash equivalents at September 30	$68	$856

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

Table 20 (continued): Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)

	Nine Months Ended
	September 30,
	2006	2005
Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$423	$360
Income taxes paid, net	562	1,047
Supplemental disclosures of noncash investing and financing activities
Capital lease obligation	$408	$-

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.